UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2025

DAILY JOURNAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-14665	95-4133299
(Commission File Number)	(IRS Employer Identification No.)

915 E. First Street	90012
Los Angeles, CA	(Zip Code)
(Address of Principal Executive Offices)

(213) 229-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Principal Financial Officer

On December 12, 2025, the Board of Directors (the “Board”) of Daily Journal Corporation (the “Company”) approved the appointment of Mr. Erik Nakamura, who currently serves as Chief Financial Officer of the Company’s subsidiary, Journal Technologies, Inc., to the position of Chief Financial Officer and Principal Financial Officer of the Company, effective immediately. As previously announced on October 27, 2025, Ms. Tu To, the Company’s Chief Financial Officer, is expected to retire from the Company effective January 15, 2026.

Mr. Nakamura's appointment is a continuation of the Company's initiatives since 2023 to build the required finance team for the future alongside modernized accounting systems and improved internal controls. Ms. To is transitioning her principal financial and principal accounting officer duties to Mr. Nakamura now so she can focus her attention on transition activities ahead of her departure.

Mr. Nakamura, 50, has served as Chief Financial Officer of Journal Technologies, Inc. since October 2024. From April 2022 to October 2024, he served as Chief Financial Officer and Advisor at Orange Comet, Inc., a leading gaming and entertainment software company. Prior to that, he served as Chief Financial Officer of Nogin, Inc., an e-commerce solutions provider, from September 2021 to April 2022, and as Chief Financial Officer of Dvele, Inc., a smart home technology and healthy home builder, from July 2019 to September 2021. From 2017 to 2019, Mr. Nakamura served in senior finance roles at Roofstock, Inc. Earlier in his career, he held senior finance positions at The Cooper Companies, Inc. (NYSE: COO) and its subsidiary, CooperVision, from 2005 to 2016. He also served at ZipRealty, Inc. from 2004 to 2005, where he led the company through a successful initial public offering. Mr. Nakamura began his career as an auditor with KPMG in the San Francisco Bay Area, where he worked from 2000 to 2004.

In connection with his appointment, the Compensation Committee of the Board authorized the Company to finalize the terms of Mr. Nakamura’s appointment as Chief Financial Officer and Principal Financial Officer, including compensation terms. As of the date of this report, the specific compensation arrangements have not been finalized. Once completed, the Company will disclose such information in a filing with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

Dated: December 16, 2025	By: /s/ Steven Myhill-Jones
Steven Myhill-Jones
Chairman of the Board and Chief Executive Officer